EXHIBIT 99.1 PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction

     In contemplation of a public capital market transaction, General Motors Corporation ("General Motors" or "GM") is filing this
Form 8-K to provide pro forma financial information under Article 11 of Regulation S-X for the potential sale of its Allison Transmission business ("Allison Transmission"). At this time, GM's management believes that a sale of Allison Transmission is probable. Allison Transmission is the leading manufacturer of automatic transmissions for commercial and military vehicles. It designs, engineers, manufactures and sells automatic and power shift transmissions, product parts and support through a worldwide distribution network and sales offices throughout North America, South America, Europe, Africa and Asia.

     The following unaudited pro forma condensed consolidated financial statements as of March 31, 2007 and for the three months ended March 31, 2007 and 2006, and for the years ended December 31, 2006, 2005 and 2004 have been derived from the historical consolidated financial statements of GM. The unaudited pro forma condensed consolidated statements of operations giving effect to Allison Transmission as a discontinued operation for the three months ended March 31, 2007 and 2006 and for the years ended December 31, 2006, 2005 and 2004 reflect adjustments as if such classification had taken place at January 1, 2004.

     In the unaudited pro forma condensed consolidated balance sheet as of March 31, 2007, the historical assets and liabilities of Allison Transmission have been presented separately in the assets and liabilities sections, respectively, as held for sale in the unaudited pro forma condensed consolidated balance sheet as if such classification had taken place on March 31, 2007. As discussions for a potential sale are still ongoing, the specific assets and liabilities which may or may not be included in a sale transaction are not known. The assets and liabilities are reflected at their respective carrying amounts, which is the lower of its carrying amount or fair value less costs to sell, since GM management believes a gain will be recognized on any potential sale. Also, any proceeds that would be received from the sale of Allison Transmission have not been contemplated in these pro forma financial statements.

     GM's management believes that the probable disposition of Allison Transmission will qualify as discontinued operations under Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, based on GM's current plans for such disposition.

     The unaudited pro forma adjustments are based upon available information and certain assumptions that GM's management believes are reasonable.


     The unaudited pro forma condensed consolidated financial statements are for informational purposes only and are not intended to represent or be indicative of the consolidated results of operations or financial position that GM would have reported had any such sale of Allison Transmission been completed on the dates indicated, and should not be taken as representative of GM's future consolidated results of operations or financial position. These unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read together with the General Motors Corporation's Quarterly Report on Form 10-Q for the period ended March 31, 2007 and its Annual Report on Form 10-K for the year ended December 31, 2006.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2007
                              (DOLLARS IN MILLIONS)

                                                                         GM        PRO FORMA      TOTAL
                                                                     HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                                     ----------   -----------   ---------
                              ASSETS

CURRENT ASSETS
Cash and cash equivalents ........................................    $ 20,923     $  (9)(A)     $ 20,914
Marketable securities ............................................         159        --              159
                                                                      --------     -----         --------
   Total cash and marketable securities ..........................      21,082        (9)          21,073
Accounts and notes receivable, net ...............................       9,697       (90)(A)        9,607
Inventories ......................................................      15,431      (126)(A)       15,305
Equipment on operating leases, net ...............................       5,650        --            5,650
Assets held for sale .............................................          --       636(A)           636
Deferred income taxes and other current assets ...................      12,143       (23)(A)       12,120
                                                                      --------     -----         --------
   Total current assets ..........................................      64,003       388           64,391
FINANCING AND INSURANCE OPERATIONS ASSETS
Cash and cash equivalents ........................................         301        --              301
Investments in securities ........................................         187        --              187
Equipment on operating leases, net ...............................      10,457        --           10,457
Investment in GMAC LLC ...........................................       7,355        --            7,355
Other assets .....................................................       3,684        --            3,684
                                                                      --------     -----         --------
   Total Financing and Insurance Operations Assets ...............      21,984        --           21,984
NON-CURRENT ASSETS
Property, net ....................................................      41,612      (388)(A)       41,224
Deferred income taxes ............................................      32,476        --           32,476
Prepaid pension ..................................................      17,639        --           17,639
Other assets .....................................................       7,484        --            7,484
                                                                      --------     -----         --------
   Total non-current assets ......................................      99,211      (388)          98,823
                                                                      --------     -----         --------
TOTAL ASSETS .....................................................    $185,198     $  --         $185,198
                                                                      ========     =====         ========

               LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable (principally trade) .............................    $ 30,065     $(156)(A)     $ 29,909
Short-term borrowings and current portion of long-term debt ......       4,834        --            4,834
Liabilities related to assets held for sale ......................          --       486(A)           486
Accrued expenses .................................................      34,518      (210)(A)       34,308
                                                                      --------     -----         --------
   Total current liabilities .....................................      69,417       120           69,537
FINANCING AND INSURANCE OPERATIONS LIABILITIES
Accounts payable .................................................         133        --              133
Debt .............................................................       8,297        --            8,297
Other liabilities and deferred income taxes ......................       1,572        --            1,572
                                                                      --------     -----         --------
   Total Financing and Insurance Operations Liabilities ..........      10,002        --           10,002
NON-CURRENT LIABILITIES
Long-term debt ...................................................      33,120        --           33,120
Postretirement benefits other than pensions ......................      48,998        --           48,998
Pensions .........................................................      11,293        --           11,293
Other liabilities and deferred income taxes ......................      15,570      (120)(A)       15,450
                                                                      --------     -----         --------
   Total non-current liabilities .................................     108,981      (120)         108,861
                                                                      --------     -----         --------
     Total liabilities ...........................................     188,400        --          188,400
Minority interests ...............................................       1,145        --            1,145
Total Stockholders' Deficit ......................................      (4,347)       --           (4,347)
                                                                      --------     -----         --------
TOTAL LIABILITIES, MINORITY INTERESTS AND STOCKHOLDER'S DEFICIT ..    $185,198     $  --         $185,198
                                                                      ========     =====         ========

The accompanying notes are an integral part of the unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2007
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                            GM        PRO FORMA      TOTAL
                                                        HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                        ----------   -----------   ---------
Net sales and revenue
   Automotive sales .................................    $42,923      $ (540)(A)   $42,383
   Financial services and insurance revenue .........        986          --           986
                                                         -------      ------       -------
Total net sales and revenue .........................     43,909        (540)       43,369
                                                         -------      ------       -------
Costs and expenses
   Automotive cost of sales .........................     39,047        (314)(A)    38,733
   Selling, general, and administrative expense .....      3,375         (65)(A)     3,310
   Financial services and insurance expense .........        883          --           883
                                                         -------      ------       -------
Total costs and expenses ............................     43,305        (379)       42,926
                                                         -------      ------       -------
   Operating income .................................        604        (161)          443
Equity in loss of GMAC LLC ..........................       (183)         --          (183)
Automotive and other interest expense ...............       (799)         --          (799)
Automotive interest income and other
   non-operating income .............................        386          --           386
                                                         -------      ------       -------
Income(loss) from continuing operations before
   income taxes, other equity income and minority
   interests ........................................          8        (161)         (153)
Income tax benefit ..................................         --         (60)(C)       (60)
Equity income and minority interests, net of tax ....         54          --            54
                                                         -------      ------       -------
Income(loss) from continuing operations .............         62        (101)          (39)
                                                         =======      ======       =======
BASIC EARNINGS PER SHARE:
Earnings(loss) per share from continuing
   operations .......................................    $   .11                   $  (.07)(B)
                                                         =======                   =======
Weighted average common shares outstanding
   (millions) .......................................        566                       566
                                                         =======                   =======
DILUTED EARNINGS PER SHARE:
Earnings(loss) per share from continuing
   operations .......................................    $   .11                   $  (.07)(B)
                                                         =======                   =======
Weighted average common shares outstanding
   (millions) .......................................        567                       567
                                                         =======                   =======

The accompanying notes are an integral part of the unaudited Pro Forma Condensed
                        Consolidated Financial Statements

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                            GM         PRO FORMA     TOTAL
                                                        HISTORICAL   ADJUSTMENTS   PRO FORMA
                                                        ----------   -----------   ---------
 Net sales and revenue
   Automotive sales .................................    $43,529      $(529)(A)    $ 43,000
   Financial services and insurance revenue .........      8,847         --           8,847
                                                         -------      -----        --------
Total net sales and revenue .........................     52,376       (529)         51,847
                                                         -------      -----        --------
Costs and expenses
   Automotive cost of sales .........................     40,073       (331)(A)      39,742
   Selling, general, and administrative expense .....      3,427        (62)(A)       3,365
   Financial services and insurance expense .........      8,285         --           8,285
                                                         -------      -----        --------
Total costs and expenses ............................     51,785       (393)         51,392
                                                         -------      -----        --------
   Operating income .................................        591       (136)            455
Automotive and other interest expense ...............       (638)        --            (638)
Automotive interest income and other  non-operating
   income ...........................................        798         (1)(A)         797
                                                         -------      -----        --------
Income from continuing operations before income
   taxes, other equity income and minority
   interests ........................................        751       (137)            614
Income tax expense (benefit) ........................        232        (51)(C)         181
Equity income and minority interests, net of tax ....         83         --              83
                                                         -------      -----        --------
Income from continuing operations ...................    $   602      $ (86)       $    516
                                                         =======      =====        ========
BASIC EARNINGS PER SHARE:
Earnings per share from continuing operations .......    $  1.06                   $    .91(B)
                                                         =======                   ========
Weighted average common shares outstanding
   (millions) .......................................        566                        566
                                                         =======                   ========
DILUTED EARNINGS PER SHARE:
Earnings per share from continuing operations .......    $  1.06                   $    .91(B)
                                                         =======                   ========
Weighted average common shares outstanding
   (millions) .......................................        569                        569
                                                         =======                   ========

The accompanying notes are an integral part of the unaudited Pro Forma Condensed Consolidated Financial Statements.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                            GM         PRO FORMA      TOTAL
                                                        HISTORICAL    ADJUSTMENTS   PRO FORMA
                                                       ------------   -----------   ---------
                                                       SEE NOTE (1)
Net sales and revenue
   Automotive sales ................................     $172,927     $(2,180)(A)   $170,747
   Financial services and insurance revenue ........       34,422          --         34,422
                                                         --------     -------       --------
Total net sales and revenue ........................      207,349      (2,180)       205,169
                                                         --------     -------       --------
Costs and expenses
   Automotive cost of sales ........................      164,682      (1,391)(A)    163,291
   Selling, general, and administrative expense ....       13,903        (253)(A)     13,650
   Financial services and insurance expense ........       29,551          --         29,551
   Other expenses ..................................        4,238          --          4,238
                                                         --------     -------       --------
Total costs and expenses ...........................      212,374      (1,644)       210,730
                                                         --------     -------       --------
   Operating loss ..................................       (5,025)       (536)        (5,561)
Equity in loss of GMAC LLC .........................           (5)         --             (5)
Automotive and other interest expense ..............       (2,643)         --         (2,643)
Automotive interest income and other
   non-operating income ............................        2,721          (1)(A)      2,720
                                                         --------     -------       --------
Loss from continuing operations before income
   taxes, other equity income and minority
   interests .......................................       (4,952)       (537)        (5,489)
Income tax benefit .................................       (2,785)       (199)(C)     (2,984)
Equity income and minority interests, net of
   tax .............................................          189          --            189
                                                         --------     -------       --------
Loss from continuing operations ....................     $ (1,978)    $  (338)      $ (2,316)
                                                         ========     =======       ========
BASIC EARNINGS PER SHARE:
Loss per share from continuing operations ..........     $  (3.50)                  $  (4.09)(B)
                                                         ========                   ========
Weighted average common shares outstanding
   (millions) ......................................          566                        566
                                                         ========                   ========
DILUTED EARNINGS PER SHARE:
Loss per share from continuing operations ..........     $  (3.50)                  $  (4.09)(B)
                                                         ========                   ========
Weighted average common shares outstanding
   (millions) ......................................          566                        566
                                                         ========                   ========

The accompanying notes are an integral part of the unaudited Pro Forma Condensed Consolidated Financial Statements.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       GM         PRO FORMA      TOTAL
                                                   HISTORICAL    ADJUSTMENTS   PRO FORMA
                                                  ------------   -----------   ---------
                                                  SEE NOTE (1)
Net sales and revenue
   Automotive sales............................     $160,228     $(1,773)(A)   $158,455
   Financial services and insurance revenue....       34,427          --         34,427
                                                    --------     -------       --------
Total net sales and revenue....................      194,655      (1,773)       192,882
                                                    --------     -------       --------
Costs and expenses
   Automotive cost of sales....................      158,887      (1,166)(A)    157,721
   Selling, general, and administrative expense       13,201        (261)(A)     12,940
   Financial services and insurance expense....       30,813          --         30,813
   Other expenses..............................        7,024          --          7,024
                                                    --------     -------       --------
Total costs and expenses.......................      209,925      (1,427)       208,498
                                                    --------     -------       --------
   Operating loss..............................      (15,270)       (346)       (15,616)
Automotive and other interest expense..........       (2,536)         --         (2,536)
Automotive interest income and other
  non-operating income.........................        1,066          (3)(A)      1,063
                                                    --------     -------       --------
Income (loss) from continuing operations
   before income taxes, other equity income
   (loss) and minority interests...............      (16,740)       (349)       (17,089)
Income tax expense.............................       (5,870)       (125)(C)     (5,995)
Equity income and minority interests, net of
   tax.........................................          562          --            562
                                                    --------     -------       --------
Loss from continuing operations................      (10,308)       (224)       (10,532)
                                                    ========     =======       ========
BASIC EARNINGS PER SHARE:
Loss per share from continuing operations......     $ (18.23)                  $ (18.62)(B)
                                                    ========                   ========
Weighted average common shares outstanding
  (millions)...................................          565                        565
                                                    ========                   ========
DILUTED EARNINGS PER SHARE:
Loss per share from continuing operations......     $ (18.23)                  $ (18.62)(B)
                                                    ========                   ========
Weighted average common shares outstanding
   (millions)..................................          565                        565
                                                    ========                   ========

The accompanying notes are an integral part of the unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004
                 (DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

                                                       GM         PRO FORMA      TOTAL
                                                   HISTORICAL    ADJUSTMENTS   PRO FORMA
                                                  ------------   -----------   ---------
                                                  SEE NOTE (1)
Net sales and revenue
   Automotive sales............................     $163,341     $(1,676)(A)   $161,665
   Financial services and insurance revenue....       32,010          --         32,010
                                                    --------     -------       --------
Total net sales and revenue....................      195,351      (1,676)       193,675
                                                    --------     -------       --------
Costs and expenses
   Automotive cost of sales....................      152,115      (1,063)(A)    151,052
   Selling, general, and administrative
      expense..................................       11,852        (244)(A)     11,608
   Financial services and insurance expense....       28,057          --         28,057
   Other expenses..............................        1,584          --          1,584
                                                    --------     -------       --------
Total costs and expenses.......................      193,608      (1,307)       192,301
                                                    --------     -------       --------
   Operating income............................        1,743        (369)         1,374
Automotive and other interest expense..........       (2,288)         --         (2,288)
Automotive interest income and other
   non-operating income........................        1,400          (3)(A)      1,397
                                                    --------     -------       --------
Income from continuing operations before
   income taxes, other equity income and
   minority interests..........................          855        (372)           483
Income tax expense (benefit)...................       (1,126)       (138) (C)    (1,264)
Equity income and minority interests, net of
   tax.........................................          720          --            720
                                                    --------     -------       --------
Income from continuing operations..............     $  2,701     $  (234)      $  2,467
                                                    ========     =======       ========
BASIC EARNINGS PER SHARE:
Earnings per share from continuing operations..     $   4.78                   $   4.37(B)
                                                    ========                   ========
Weighted average common shares outstanding
   (millions)..................................          565                        565
                                                    ========                   ========
DILUTED EARNINGS PER SHARE:
Earnings per share from continuing operations..     $   4.76                   $   4.35(B)
                                                    ========                   ========
Weighted average common shares outstanding
   (millions)..................................          567                        567
                                                    ========                   ========

The accompanying notes are an integral part of the unaudited Pro Forma Condensed
                       Consolidated Financial Statements.

                   GENERAL MOTORS CORPORATION AND SUBSIDIARIES

  NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A) Amounts have been derived from the consolidated financial statements and accounting records of General Motors Corporation using the historical basis of assets and liabilities and historical results of operations related to the Allison Transmission business. Certain historical operations of Allison Transmission were maintained on separate accounting records of the business unit. While the historical results of operations of Allison Transmission include general corporate allocations for certain functions historically provided by GM, such as consolidation accounting, treasury, tax, human resources, facility maintenance and other services, for the purposes of these pro forma financial statements no amounts for these general corporate expenses have been allocated to discontinued operations in the pro forma adjustments. Allocations have been made for other costs such as employee pension costs and share based payments to employees based upon a reasonable and rational allocation method.


(B) Basic earnings per share have been computed by dividing income from continuing operations by the respective weighted average number of common shares outstanding during the period. Diluted earnings per share considers the effect of potential common shares unless the inclusion of the potential common shares would have an antidilutive effect. The effect of share-based awards currently held by employees of Allison Transmission has not been eliminated from the weighted average number of shares outstanding for purposes of computing the weighted average shares outstanding and the effects would not be significant.

(C)  For all periods presented, the effective tax rate was used.

NOTE:

(1) During the first quarter of 2007, GM changed its income statement presentation to present costs and expenses of its Financing and Insurance Operations ("FIO") as a separate line item. In so doing, GM reclassified FIO's portion of selling, general and administrative expenses and interest expense to the income statement caption "financial services and insurance expense". Also, Automotive and other interest expense have been presented within non-operating income and expenses. Certain reclassifications have been made to the comparable 2006 financial information for the three months ended March 31, 2006 and for the years ended December 31, 2006, 2005 and 2004 to conform to the current period presentation.